UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2005

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092
(Address of Principal Executive Offices)	(Zip Code)

(770) 449-7066

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01  Other Events.

On April 12, 2005, Euramax International, Inc. (the “Company”) announced that it has entered into an Agreement and Plan of Merger with GSCP Emax Acquisition, LLC pursuant to which GSCP Emax Acquisition, LLC will acquire all of the outstanding common stock of the Company.  As part of the transaction, the Company intends to redeem all of its 8.5% Senior Subordinated Notes due 2011.  A copy of this press release is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

		By:	/s/ R. SCOTT VANSANT
			Name:	R. Scott Vansant
			Title:	Chief Financial Officer and Secretary

Dated:	April 12, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Euramax International, Inc. on April 12, 2005